EXHIBIT B TO THE
                                  STORE COMPANY
                               SECURITY AGREEMENT


                          COPYRIGHT SECURITY AGREEMENT


                  COPYRIGHT SECURITY AGREEMENT ("Agreement"), dated as of September 18, 1996, is entered into among Mrs. Fields' Original Cookies, Inc., a Delaware corporation (with its successors, the "Store Company"), Mrs. Fields Cookies Australia, a Utah corporation, and Fairfield Foods Inc., a New Jersey corporation, each located c/o Capricorn Investors II, L.P. at 30 East Elm Street, Greenwich, Connecticut 06830 (each individually a "Grantor" and collectively, the "Grantors"), in favor of The Bank of New York, as collateral agent (the "Collateral Agent") for the Lenders (as defined below), located at 101 Barclay Street, Floor 21 West, New York, New York 10286. Capitalized terms not otherwise defined herein have the meanings set forth in the Security Agreement, dated as of September 18, 1996, made by the Grantors and the Collateral Agent (the "Security Agreement").

                  WHEREAS, the Store Company and Chocamerican, Inc., a Delaware corporation ("Chocamerican"), The Prudential Insurance Company of America, a New Jersey mutual insurance company ("Prudential"), Principal Mutual Life Insurance Company, an Iowa corporation ("Principal"), Pruco Life Insurance Company, an Arizona corporation ("Pruco"), Contrarian Capital Advisors, L.L.C., a Delaware limited liability company, as agent ("Contrarian"), and Mrs. Fields Inc., a Delaware corporation ("MFI," and together with Chocamerican, Prudential, Principal, Pruco and Contrarian, the "Lenders"), are entering into that certain Senior Note and Senior Subordinated Note Agreement, of even date herewith, (said Agreement, as it may be amended or otherwise modified from time to time, being the "Note Agreement"); and

                  WHEREAS, the Collateral Agent, acting on behalf of and for the ratable benefit of the Lenders, is hereby referred to as the "Secured Party";

                  WHEREAS, pursuant to the Security Agreement, the Grantors are granting a security interest to the Secured Party in certain collateral, including the Copyrights (as defined herein).

                  NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors and the Secured Party hereby agree as follows:

                  1.       Grant of Security Interest

                  a. As collateral security for the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of the Notes and all of the other Obligations, each Grantor hereby grants to the Secured Party a security interest in all of each Grantor's right, title and interest in the Copyrights, whether now owned or existing or hereafter acquired or arising, and wherever located, except such of the Copyrights as such Grantor is prohibited by law or by any contract or agreement entered into prior to the Closing Date from granting a security interest in; provided, however, that the security interest in each Grantor's Copyrights created hereunder shall be subject to the rights of licensees or franchisees in such Copyrights (whether existing as of the date hereof or arising after the date hereof) to the same extent as each Grantor's are so subject.

                  b. For purposes of this Agreement, "Copyrights" shall mean all United States copyrights, registrations and applications therefor, including, without limitation, the copyrights listed on Schedule I hereto, along with any and all (i) renewals and extensions thereof, (ii) income, royalties, damages and payments now and hereafter due and/or payable to any of the Grantors with respect thereto, including, without limitation, damages and payments for past or future infringements and misappropriations thereof, (iii) rights to sue for past, present and future infringements or misappropriations thereof, and (iv) all other rights corresponding thereto throughout the world.

                  c. Schedule I hereto contains a true and accurate list of all of the Grantors' U.S. Copyright registrations and applications.

                  d. The security interest granted hereby is granted in conjunction with the security interest, granted to the Secured Party under the Security Agreement, which is incorporated in its entirety herein by reference except that references to "Collateral" in the Security Agreement as incorporated herein shall be deemed to refer only to the Copyrights.

                  2.       Governing Law.

                  This Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

                  IN WITNESS WHEREOF, the Grantors and the Secured Party have caused this Agreement to be duly executed and delivered as of the date first above written.

                                    MRS. FIELDS' ORIGINAL COOKIES, INC.


                                    By:/s/Herbert S. Winokur
                                       Name:Herbert S. Winokur
                                       Title:President

                          MRS. FIELDS COOKIES AUSTRALIA


                                    By:/s/Herbert S. Winokur
                                       Name:Herbert S. Winokur
                                       Title:President

                                    FAIRFIELD FOODS INC.


                                    By:/s/Herbert S. Winokur
                                       Name:Herbert S. Winokur
                                       Title:President

Accepted and acknowledged by:

THE BANK OF NEW YORK,
  AS COLLATERAL AGENT


By:/s/Bryon Merino
   Name:Bryon Merino
   Title:Assistant Treasurer

                                                  5
0132932.04-01S6a
                                   SCHEDULE I

                            Grantors' U.S. Copyright
                         Registrations and Applications


                                      NONE